SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2004

NUI Corporation.
(Exact name of registrant as specified in its charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-16385
(Commission File Number)

22-3708029
(I.R.S. Employer Identification Number)

550 Route 202-206, PO Box 760
Bedminster,  New Jersey 07921
(Address and zip code of principal executive offices)

(908) 781-0500
(Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

            (c)        Exhibits

            99.1     Press Release dated as of August 12, 2004.

Item 9.  Regulation FD Disclosure

            On August 12, 2004, NUI Corporation (the ("Company") announced that it has deferred its fiscal 2004 third quarter earnings conference call.  NUI believes that a review of its accounting for deferred taxes needs to be concluded before it can announce earnings or file its Form 10-Q for the third quarter of fiscal 2004.  A copy of the Company's press release is furnished as Exhibit 99.1 to this report on Form 8-K.

           This information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report  to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            NUI CORPORATION.

                                                            By: /S/ Steven D. Overly
                                                            Name: Steven D. Overly
                                                            Title:    Vice President, Chief Financial Officer,
                                                                       General Counsel and Secretary

Dated: August 12, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 12, 2004